SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) October 9, 1998
                                                     --------------------

                              TNP ENTERPRISES, INC.
               (Exact name of registrant as specified in charter)

                                      Texas
                 (State or other jurisdiction of Incorporation)

             1-8847                      75-1907501
           (Commission File Number) (IRS Employer Identification No.)

        4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (817) 731-0099
                                                   ---------------------------




                         TEXAS-NEW MEXICO POWER COMPANY
               (Exact name of registrant as specified in charter)

                                      Texas
                 (State or other jurisdiction of Incorporation)

                       2-97230               75-0204070
           (Commission File Number)       (IRS Employer Identification No.)

        4100 International Plaza, P.O. Box 2943, Fort Worth, Texas 76113
       ------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:        (817) 731-0099
                                                  ----------------------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
     On August 11, 1998, the Board of Directors of TNP Enterprises, Inc. (the "Company") extended and amended the Company's shareholder rights plan (the "Rights Plan") originally adopted in 1988, which was due to expire on November 4, 1998.
         On September 21, 1998, the Company mailed a description of the Rights Plan, as amended, to its shareholders and issued a press release describing the Rights Plan, as amended. The information contained in the message to shareholders and the press release are filed herewith as Exhibits 99(a) and 99(b), respectively, and are incorporated herein by reference.

Item 7.  Exhibits.

10 Amended and Restated Rights Agreement between TNP Enterprises, Inc. and The Bank of New York, as Rights Agent, dated August 11, 1998.
99(a) Description of Shareholder Rights Agreement provided to Company Shareholders.
99(b)  Press Release dated September 21, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TNP ENTERPRISES, INC.
                                                     (Registrant)



Date:  October 9, 1998                               By:  /s/ Paul W. Talbot
                                                         -----------------------
                                                          Paul W. Talbot
                                                          Secretary